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                                  EXHIBIT 10.4


                               SECURITY AGREEMENT

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                          LAGUNA PACIFIC PARTNERS, L.P.

                              DATED AUGUST 1, 2000



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                               SECURITY AGREEMENT

        This Security Agreement is made as of the 1st day of August, 2000, by and between thehealthchannel.com, Inc., a Delaware corporation (the "Company") and Laguna Pacific Partners, L.P., a Delaware limited partnership (the "Investor" or the "Secured Party").

        The Parties hereto agree as follows:

               1. SECURITY INTEREST. In consideration of one or more loans, advances, or other financial accommodations at any time before, at or after the date hereof made or extended by the Investor to or for the account of the Company, directly or indirectly, as principal, guarantor or otherwise, at the sole discretion of the Investor in each instance, including without limitation the loans and other accommodations incident to that certain Subscription Agreement, of even date herewith, between the Company and the Investor (the "Subscription Agreement"), the terms of which are incorporated herein by reference, as well as the Unit Note and Unit Warrant as defined in the Subscription Agreement, the Company hereby grants to Secured Party a first priority and continuing security interest in and a right of setoff against, and the Company hereby assigns to the Investor, the Collateral described in Paragraph 2, to secure the prompt payment, performance and observance of any and all indebtedness, liabilities, obligations and agreements of any kind of the Company to Investor, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, whether arising under any guarantee, endorsement or undertaking which the Company may make or issue to others for the Investor's account, whether arising directly or acquired from others, and of all agreements, documents and instruments evidencing any of the foregoing or under which any of the foregoing may have been issued, created, assumed or guaranteed, including without limitation, charges, commissions, interests, expenses, fees, costs and reasonable attorney's fees chargeable to Investor in connection with any or all of the foregoing (all of the foregoing being herein referred to, jointly and severally, as the "Obligations").

               2. THE COLLATERAL. The Collateral is described as follows and on any separate schedule(s) at any time or from time to time furnished by the Company to the Investor (all of which are hereby deemed part of this Security Agreement): Any and all assets of the Company wherever located, whether now owned or hereafter acquired, including, but not limited to: (i) all equipment, machinery, computer kiosks, vehicles, furniture, tools, dies, jigs, and fixtures, and all attachments, accessions and equipment now or hereafter affixed thereto or used in connection therewith, and all substitutions and replacements thereof (the "Equipment"); (ii) all raw materials, work in process, finished goods, and all other inventory (as defined in the California Uniform Commercial
Code) of whatsoever kind or nature, and all wrapping, packaging, advertising and shipping materials, and any documents relating thereto, and all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of the Company's right, title and interest therein and thereto, wherever located, whether now owned or hereafter acquired (the "Inventory"); (iii) all present and future accounts, contract rights, chattel paper, documents, instruments, trademarks, trade names, service names and general intangibles, whether now

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owned or hereafter acquired, the Company's interest in the goods represented thereby or described in copies of invoices delivered to the Company; all returned, reclaimed or repossessed goods with respect thereto; all rights and remedies of Debtor under or in connection with such collateral (the "Accounts");
(iv) all books, records and other property and general intangibles at any time relating to the Equipment, Inventory and Accounts ("Records"); (v) all source code and development flow charts; all existing content and HTML files; all graphics and logos; all agreements with content providers whether verbal or written; all scripts (Perl, Java, VB, etc.); all Information System Architecture, including all versions of all software being used; all domain names and URLs; any third party software licensed to the Company; any proprietary software and its source code; all branding and trademarks; any dedicated servers; and all contracts with advertisers and product distributors (the "Intellectual Property"); and (vi) all products and proceeds of the foregoing, in any form, including without limitation, any claims against third parties for loss or damage to or destruction of any or all of the Equipment, Inventory and Accounts (the "Proceeds").

               3. REPRESENTATIONS AND WARRANTIES. The Company warrants, represents and covenants that: (a) the residence of the Company, the chief executive office and other places of business of the Company, the designated agent for service of process on behalf of the Company, the books and records relating to the Collateral and the Collateral are, and have been during the four-month period prior to the date hereof, located at the address set forth below and the Company will not change any of the same, or merge or consolidate with any person or change its name, without prior written notice to and consent of the Investor; (b) the Collateral is and will be used in the Company's business and not for personal, family, household or farming, use; (c) the Collateral is now, and at all times will be, owned by the Company free and clear of all liens, security interests, claims and encumbrances, except as set forth on Schedule A annexed hereto as part hereof; (d) the Company will not assign, sell, lease, transfer, or otherwise dispose of or abandon, nor will the Company suffer or permit any of the same to occur with respect to, any Collateral, without prior written notice to and consent of the Investor, except for the sale or lease from time to time in the ordinary course of business of such items of the Collateral as may constitute Inventory, and the inclusion of "proceeds" of the Collateral under the security interest granted herein shall not be deemed a consent by the Investor to any sale or other disposition of any Collateral except as expressly permitted herein; (e) the Company has made, and will continue to make payment or deposit, or otherwise has provided and will provide for the payment, when due, of all taxes, assessments or contributions or other public or private charges which have been or may be levied or assessed against the Company, whether with respect to any Collateral, to any wages or salaries paid by the Company, or otherwise, and will deliver to the Investor, on demand, certificates or other evidence satisfactory to the Investor attesting thereto;
(f) the Company will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances and regulations; (g) the Company will keep the Collateral in first-class order, repair, running and marketable condition, at the Company's sole cost and expense; (h) the Investor shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from the Company originals or true copies of such records and any papers and instruments relating to any Collateral upon request therefore) and the Company hereby grants to the Investor a security interest in all such records, papers and instruments relating to any Collateral upon request therefore and the Company hereby grants to the Investor a security

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interest in all such records, papers instruments to secure the payment, performance and observance of the Obligations; (i) the Collateral is now and shall remain personal property, and the Company will not permit any Collateral to become a fixture without prior written notice to and consent of the Investor and without first making all arrangements, and delivering, or causing to be delivered, to the Investor all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to the Investor to preserve and protect the primary security interest granted herein against all persons; (j) the Company, at its sole cost and expense, will insure the Collateral in the name of and with loss or damage payable solely to the Investor, as its interest may appear, against such risks, with such companies and in such amounts, as may required by the Investor from time to time (all such policies providing 30 days minimum written notice of cancellation to the Investor) and the Company will deliver to the Investor the original or duplicate policies, or certificates or other evidence satisfactory to the Investor attesting thereto, and the Company will promptly notify Secured party of any loss or damage to any Collateral or arising from its use; (k) at its option, the Investor may apply any insurance monies received at any time to the cost of repairs to or replacements for the Collateral and/or to payment of the Obligations, whether or not due, in any order the Investor may determine, any surplus (after payment of all costs, reasonable attorneys' fees and disbursements) to be remitted to the Company who shall remain liable for any deficiency; (l) the Company will, at its sole cost and expense, perform all acts and execute all documents requested by the Investor from time to time to evidence, perfect, maintain or enforce Secured party's primary security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement; (m) at any time and from time to time, the Company shall, at its sole cost and expense, execute and deliver to the Investor such financing statements pursuant to the Uniform Commercial Code ("UCC"), applications for certificate of title and other papers, documents or instruments as may be requested by the Investor in connection with this Security Agreement, and the Company hereby authorizes secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by Secured party; (n) in their discretion, the Investor may, at any time and from time to time, upon the occurrence of a Default (as hereinafter defined) has occurred, in its name or the Company's or otherwise, notify any account debtor of the Company or obligor of any account, contract, document, instrument, chattel paper or general intangible included in the Collateral to make payment to the Investor; (o) in their discretion, the Investor may, at any time and from time to time, upon the occurrence of a Default, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Investor with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any Collateral or Obligations, all without notice to or consent by the Company and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein; (p) in their discretion, the Investor may, at any time and from time to time, for the account of the Company, pay any amount or do any act required of the Company hereunder and which the Company fails to do or pay, and any such payment shall be deemed an advance by Secured party to the Company payable on demand together with interest at the highest rate then payable on any of the Obligations; (q) the Company will pay the Investor for any sums, costs, and expenses which the Investor may pay or incur pursuant to the provisions of this Security Agreement or in negotiating, executing, perfecting, defending, protecting or enforcing this Security Agreement or

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the security interest granted herein or in enforcing payment of the
Obligations or otherwise in connection with the provisions hereof, including but not limited to court cost, collection charges, travel expense, and reasonable attorneys' fees, all of which, together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand; (r) After the occurrence of a Default, any proceeds of the Collateral received by the Company shall not be commingled with other property of the Company, but shall be segregated, held by the Company in trust for the Investor, and , and immediately delivered to the Investor in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by the Investor as additional Collateral hereunder or, at the Investor's option, to be applied to payment of the Obligations, whether or not due and in any order; (s) in their sole discretion, the Investor may, at any time and from time to time, assign, transfer or deliver to any transferee of any Obligations, an assignment of their security interest in the Collateral, whereupon the Investor shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of the Investor hereunder with respect thereto, but the Investor shall retain all rights and powers with respect to any security interest not assigned, transferred or delivered.

               4. EVENTS OF DEFAULT. Each of the following events shall constitute an event of default ("Default") under this Security Agreement: (a) the Company or any obligor, maker or endorser of any Obligations or Collateral (the same, including the Company, being collectively referred to herein as "Obligors") shall default in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the terms and conditions of, any Obligations or this Security Agreement or the Collateral or any other agreement between any Obligor and the Investor, subject to any applicable cure periods (if any); (b) any material written warranty, representation or statement of fact made to the Investor at any time by or on behalf of the Company by an officer of the Company, is false or misleading in any material respect when made; (c) loss, theft, substantial damage to or destruction of any Collateral having a value in excess of $10,000, or the making or filing of any lien, levy, or execution on, or seizure, attachment of or garnishment of, any Collateral, except as set forth in Schedule A; (d) any Obligor (being a natural person) or any general partner of an Obligor which is a partnership shall or (being a partnership or corporation) shall be dissolved, or any Obligor (being a corporation) shall fail to maintain its corporate existence in good standing for a period of ten (10) days after notice and an opportunity to cure; (f) the commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or
(g) the commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 30 days; or the

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issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 30 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company (h) the usual business of any Obligor shall be terminated or suspended; and (i) any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be commenced against, or with respect to any property of, any Obligor, unless a court of competent jurisdiction stays such enforcement.

               5. REMEDIES UPON DEFAULT. Upon a determination by the Investor that a Default shall have occurred and at any time thereafter, a holder may, without notice to or demand upon the Company, declare any Obligations immediately due and payable and the Investor shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC or of the Investor under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently: (a) the Investor may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any Collateral may be located and, without resistance or interference by the Company, take possession of the Collateral; and/or dispose of any Collateral on any such premises; and/or require the Company to assemble and make available to the Investor at the expense of the Company any Collateral at any place and time designated by the Investor which is reasonably convenient to both parties; and/or remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof; and/or sell, resell, lease, assign and deliver or otherwise dispose of any Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as the Investor deem best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition the Company hereby agrees that the sending of ten days' notice by ordinary mail, postage prepaid, to any address of the Company set forth in this Security Agreement shall be deemed reasonable notice thereof. If any Collateral is sold by the Investor upon credit or for delivery, the Investor shall not be liable for the failure of the purchaser to pay for same and in such event the Investor may resell such Collateral. The Investor may buy any Collateral at any public sale and, if any Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Investor may buy such Collateral at private sale and in each case may make payment therefor by any means. The Investor may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Investor in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as the Investor may desire; and the Company shall remain liable and will pay the Investor on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with

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any surplus to be paid to the Company, subject to any duty of the Investor imposed by law to the holder of any subordinate security interest in the Collateral known to the Investor. The Investor may appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of the Investor or its agents, without notice to the Company and in such manner as the Investor may in its discretion determine.

               6. POWER OF ATTORNEY. To effectuate the terms and provisions hereof, the Company hereby designates and appoints the Investor and each of their designees or agents as attorney-in-fact of the Company, irrevocably and with power of substitution, with authority, after an Event of Default, to: receive, open and dispose of all mail addressed to the Company and notify the Post Office authorities to change the address for delivery of mail addressed to the Company to such address as the Investor may designate; endorse the name of the Company on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into the Investor's possession; sign the name of the Company on any invoices, documents, drafts against and notices to account debtors or Obligors of the Company, assignments and requests for verification of accounts; execute proofs of claim and loss; execute endorsements, assignments or other instruments of conveyance or transfer; adjust and compromise any claims under insurance policies or otherwise; execute releases; and do all other acts and things necessary or advisable in the sole discretion of the Investor to carry out and enforce this Security Agreement or the Obligations. All acts done under the foregoing authorization are hereby ratified and approved and neither the Investor nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid.

               7. MISCELLANEOUS. The Investor shall have the duty to exercise reasonable care in the custody and preservation of any Collateral in their possession, which duty shall be fully satisfied if the Investor maintain safe custody of such Collateral. The Investor shall not be deemed to assume any other responsibility for, or obligation or duty with respect to, any Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect their or the Company's rights in the Collateral or against any prior parties thereto, but the same shall be at the Company's sole risk and responsibility at all times. The Company hereby releases the Investor from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the Collateral and its use and/or actions taken or omitted to be taken by the Investor with respect thereto, and the Company hereby agrees to hold the Investor harmless from and with respect to any and all such claims, causes of action and demands. The Investor's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. No act, omission or delay by the Investor shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Investor of any Default or right or remedy which it may have shall operate as a waiver of any other Default, right or remedy or of the same Default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein.) In the event of any litigation with respect to any matter connected with this

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Security Agreement, the Obligations or the Collateral, the Company hereby waives the right to a trial by jury and all defenses, rights of setoff and rights to interpose counterclaims of any nature. The Company hereby irrevocably consents to the jurisdiction of the Courts of the State of California and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. The Company hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to the Company at any address of the Company set forth in this Security Agreement. The Company so served shall appear or answer to such process within thirty days after the mailing thereof. Should the Company so served fail to appear or answer within said thirty-day period, the Company shall be deemed in default and judgment may be entered by the Investor against the Company for the amount or such other relief as may be demanded in any process so served. In the alternative, in its discretion the Investor may effect service upon the Company in any other form or manner permitted by law. All terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by the Board(s) of Directors of the Company an by any necessary vote(s) or consent(s) of stockholders of the Company (if a corporation). This Security Agreement and all Obligations shall be binding upon the heirs, executors, administrators, successors, or assigns of the Company and shall, together with the rights and remedies of the Investor hereunder, inure to the benefit of the Investor, its successors, endorses and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of California applicable to contracts executed and to be performed in such State. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. The Investor are authorized to annex hereto any schedules referred to herein. The Company acknowledges receipt of a copy of this Security Agreement.

               8. DELAWARE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OF CONFLICTS OF LAW.

               9.     CONFLICT WAIVER.

                      (a) The Parties hereto agree and acknowledge that Horwitz &Beam ("H&B" or "the Firm") has been representing both the Company and the Investor in connection with various legal matters. The Parties hereby give their informed consent to the Firm representing both Parties in various legal matters. The Parties hereto further acknowledge that they have been informed of the inherent conflict of interest associated with the drafting of this Agreement by H&B and waive any action they may have against H&B regarding such conflict.

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All parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

                      (b) The Parties hereto acknowledge that Strawberry Canyon Capital is a General Partner of the Investor, Laguna Pacific Partners, L.P., and that Mr. Lawrence W. Horwitz is the sole shareholder of Strawberry Canyon Capital as well as senior counsel of H&B. The Parties hereto waive any action they may have against H&B, Strawberry Canyon Capital, Laguna Pacific Partners, L.P., and Lawrence W. Horwitz, an individual, regarding such conflict.

        IN WITNESS WHEREOF, the undersigned has executed or caused this Security Agreement to be executed in the State of California, the date first above set forth.

                                  COMPANY:

                                  thehealthchannel.com, Inc.
                                  a Delaware corporation


                                  /s/  Tom Lonergan
                                  ---------------------------------------
                                  By:
                                  Its:

                                  INVESTOR:

                                  LAGUNA PACIFIC PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By:    THE MANHATTAN NETWORK, INC.,
                                         a California corporation
                                  Its:   General Partner

                                         /s/  Thomas Ehrlich
                                         -------------------------------
                                         By:  Thomas Ehrlich
                                         Its:   President


                                  By:    STRAWBERRY CANYON CAPITAL, INC.
                                         a California corporation
                                  Its:   General Partner

                                         /s/  Lawrence W. Horwitz
                                         -------------------------------
                                         By:  Lawrence W. Horwitz
                                         Its:   President



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                                   SCHEDULE A

                  PRIOR LIENS AND ENCUMBRANCES UPON COLLATERAL